UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2011

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FIRST CITIZENS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road Raleigh, North Carolina		27609
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Our wholly-owned subsidiary First-Citizens Bank & Trust Company (FCB) has entered into written agreements with the executive officers named below, which provide for payments to the officers or their beneficiaries following the officers’ separation from service at an agreed upon age or death. The new agreements supersede and replace similar agreements that previously were in effect with those officers and reflect increases in the amounts of payments provided for in the previous agreements.  In return for those payments, each officer has agreed to provide limited consulting services to, and not to “compete” (as defined in the agreements) against FCB during the payment period. If an officer dies while employed by FCB, or before all payments have been made following his or her separation from service, remaining payments under the officer’s agreement will be made to the officer’s designated beneficiary or estate. If an officer’s employment is terminated for any reason other than separation from service at an agreed upon age or death, the officer’s agreement also will terminate and no payments will be made. FCB may terminate an officer’s agreement for any reason without obligation at any time prior to separation from service at an agreed upon age or death.

Name	Relationship with us	Date of execution	Monthly payment amount
Frank B. Holding, Jr.	Chairman, Chief Executive Officer and principal shareholder	2/18/2011	$33,056
Kenneth A. Black	Vice President and Chief Financial Officer	2/18/2011	11,750
Edward L Willingham, IV	President	2/18/2011	14,263
Carol B. Yochem	Executive Vice President of FCB and Wealth Management Manager	2/18/2011	14,205
Hope Holding Connell	Vice Chairman and principal shareholder	2/23/2011	12,875

The agreements were approved by FCB’s Board of Directors following the review and favorable recommendation of the joint Compensation Committee of First Citizens BancShares, Inc. and FCB’s Boards of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.   The following exhibits are being filed with this Report:

Exhibit No.	Exhibit Description

9.1	Executive Consultation, Separation from Service and Death Benefit Agreement between Registrant’s subsidiary First-Citizens Bank & Trust Company and Frank B. Holding, Jr.
9.2	Executive Consultation, Separation from Service and Death Benefit Agreement between Registrant’s subsidiary First-Citizens Bank & Trust Company and Kenneth A. Black
9.3	Executive Consultation, Separation from Service and Death Benefit Agreement between Registrant’s subsidiary First-Citizens Bank & Trust Company and Edward L. Willingham, IV
9.4	Executive Consultation, Separation from Service and Death Benefit Agreement between Registrant’s subsidiary First-Citizens Bank & Trust Company and Carol B. Yochem
9.5	Executive Consultation, Separation from Service and Death Benefit Agreement between Registrant’s subsidiary First-Citizens Bank & Trust Company and Hope Holding Connell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC. (Registrant)

Date: February 23, 2011	By:	/s/ Kenneth A. Black
Kenneth A. Black Chief Financial Officer